AGREEMENT entered into as of the day of December, 1996 by and between Enterprise Bank and Trust Company, Massachusetts corporation (hereinafter referred to as the "Corporation") and Richard W. Main of Lowell, Massachusetts, (hereinafter referred to as "Main").

                                   WITNESSETH

         WHEREAS, Main is a highly regarded expert in the field of bank management;

         WHEREAS,  the  Corporation   acknowledges  that  Main's  abilities  and
services are unique and essential to the future prospects of the Corporation;

         WHEREAS, in light of the foregoing, the Corporation desires to employ Main as its President and Main desires to accept such employment

         NOW, THEREFORE, the parties hereto, each in consideration of the premises and of the joinder of the other herein, hereby agree as follows:

         1. The Corporation hereby employs Main and Main hereby agrees to be employed by the Corporation upon the terms and conditions hereinafter set forth.

         2. This agreement shall commence on January 1, 1997 and shall be extended from year to year according to the provisions hereinafter set forth. The minimum term and any extended term(s) of this agreement shall at all times be two (2) years unless otherwise specifically set forth. This agreement shall be reviewed annually by the Board of Directors of the Corporation or its designated committee.

         3. Main agrees to serve during the term or terms of this agreement as the President of the Corporation for so long as he may be elected by the Board of Directors of the Corporation and he agrees to devote his full time and best efforts to the performance of his designated duties to the furtherance of the business of the Corporation.

         4. All services which Main shall perform for the Corporation and its subsidiaries while this Agreement is in effect shall be deemed to be services covered by this Agreement and by the compensation herein provided for, and Main shall not be entitled to any additional compensation thereof for such additional duties.

         5. During the term or any extensions of the term of this agreement, nothing herein shall preclude Main from remaining involved in any business, including any limited or general partnership, in which he currently participates, or any future like venture in which he may participate, as a passive investor. Any future business involvement such as a general partnership for real estate purposes or other like active investment must be first approved by the Board of Directors. The Board shall act within a reasonable time regarding a request for approval of an investment when such request is made of it by Main.

         6. While Main shall be employed hereunder, he shall be paid a minimum base salary at the rate of One Hundred Twenty-Four Thousand Three Hundred Forty Five Dollars ($124,345.00) per annum, to be paid in equal weekly installments, which shall be subject to periodic upward adjustments as determined by the Board of Directors of the Corporation. (hereafter referred to as "Base Salary").

         7. In addition to his base salary Main shall be entitled to (I) participate in the Corporation's Benefit Plans. Stock Option Plans. 401k Plans, Employee Stock Ownership Plan, Bonus Plans, and any other incentive plans of the Corporation for the benefit of its officers or employees from time to time in effect (subject to the terms of such plans and subject to the applicable votes of the Board of Directors in effect from time to time), and (ii) to receive all such other fringe benefits and perquisites as the Corporation shall from time to time make available to its officers. For the purposes of this agreement any payments made to or payable to Main under paragraph 6 and paragraph 7 of this agreement shall at all times be hereafter defined as his "Annual Earnings."

         In addition, in the event of the death of Main while this agreement is in effect, the Corporation agrees that Donna Main the wife of Main and his children (the "beneficiaries") shall remain covered by the health plan of the Corporation and the premium payment shall be made by the Corporation. The obligation of the Corporation shall terminate for the children upon their emancipation; and for the wife when she shall remarry or die, whichever shall first occur. A child who is a full time student and who has not attained age 25 years shall not be deemed emancipated.

         8. (a) During the term or any extended term of this Agreement, if Main is unable to perform the services required of him hereunder because of sickness or other disability (hereafter called the "Disability Period"), the Corporation may elect to be relieved of the obligation to pay Main his annual earnings and, upon notice to Main, to pay Main during the period of his disability at the rate equal to seventy-five (75%) percent of the highest annual earnings paid him during the term of this Agreement which occurred prior to his disability, less any amounts payable to him under any group disability plan.

         8.b. The existence of a disability shall not entitle the corporation to terminate this agreement for cause as that term is defined in paragraph 16 of this agreement, nor to terminate his status as an employee of the Corporation. If Main is replaced as President of the Corporation during the disability period according to paragraph 10a of this agreement, then the obligations of the parties under paragraph 8a shall control and not those under said paragraph l0a.

         8.c. For purposes of this Agreement, Main shall be deemed to be disabled if he shall qualify to receive disability benefits under the group long term disability policy then in force and effect at the Corporation and if there is no such policy in force and effect, Main shall be deemed to be disabled if he shall, in the judgment of the Board of Directors, be unable to perform his duties hereunder, and he shall be deemed to have recovered from any such disability when he is no longer eligible to receive disability benefits under the aforementioned long term disability policy; and if there is no such policy in force and effect, Main shall be deemed to have recovered from any such disability if he shall, in the judgment of the Board of Directors, be able to perform such duties. Any such determination(s) by the Board of Directors shall be binding upon Main. To assist the Board in making such a decision Main agrees that he will submit to a physical examination, at any reasonable time or times, by any qualified physician designated by the Board.

         9. If, during the term or any extended term of this Agreement, there is a "Business Combination" as defined in the Articles of Organization as from time to time amended, then, beginning on the effective date of the business combination, Main shall have the option, exercisable by him at any time during the term or any extended term of this Agreement, upon 60 days' advance written notice to the Corporation, to terminate this Agreement, in which event the Corporation shall pay Main within 60 days following the receipt by it of the said notice of termination a lump sum of money equal to two (2) times Main's previous highest annual earnings. In addition, Main shall be entitled to receive any additional benefits referred to in paragraph 7 of this agreement which are not included in annual earnings but which are due him under the terms and conditions of the provisions of any Corporate plan or plans. Main, if he exercises the option to terminate as set forth in this paragraph 9, notwithstanding the obligation to compensate him under this paragraph, shall be relieved of any restrictions with respect to competition as set forth in paragraph 12 and paragraph 13 of this agreement.

         10. a. If, during the term or any extended term of this Agreement and prior to any change in ownership, Main shall cease to be elected by the Board of Directors to serve the Corporation as the President, other than for disability under the provisions of paragraph 8, then, beginning on the date on which Main ceased to be so elected, Main shall have the options, exercisable by him at any time during the remainder of the term or any extended term of this Agreement. upon 60 days advance written notice to the Corporation to (I) remain as a full-time employee of the Corporation under terms of this Agreement; or (ii) terminate this Agreement; or (iii) serve the Corporation as a consultant for the remainder of the term, or any extended term in lieu of serving in another capacity.

         10. b. In the event Main elects to terminate this Agreement in accordance with paragraph l0 (a)(ii), Main shall receive, salary payments from the Corporation for two (2) years from the date the Corporation is notified of his election to terminate. The salary payments shall equal the highest annual earnings paid to Main during any year of the term or extended term of this Agreement. These salary payments shall be made in equal weekly installments. In addition. Main shall be entitled to receive all other benefits referred to in paragraph 7 of this Agreement. Main agrees that during the period he is receiving payments under this paragraph 10 b, and in consideration of the compensation to be paid to him hereunder, that he will not compete, directly or indirectly, with the business of the Corporation (including any parent or subsidiary entity thereof) or of that of its successors or assigns. The phrase "compete, directly or indirectly, with the business of the Corporation or of that of its successors or assigns", as used herein, shall be deemed to include (without thereby limiting the generality of the same) engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution with a branch office in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro and engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution in any City or Town in which Enterprise Bank and Trust Company has a branch. Main further agrees, during the payment period of this paragraph l0b, not to own an interest exceeding one percent (1%), directly or indirectly as an owner, partner through stock ownership, investment of capital, lending of money or property, in any financial institution with a branch in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut,

Tewksbury, and Tyngsboro or in any City or Town in which Enterprise Bank and Trust Company has a branch. The restrictions as to non competition in this paragraph 10b shall be in lieu of any restrictions set forth in paragraph 12 and paragraph 13.

         10. c. In the event Main so elects to serve as a consultant, he shall render such services of an advisory or consultative nature as the Corporation may require of him from time to time and to assist the Corporation in its relations with its employees and its customers in order that the Corporation may have the benefit of his experience and knowledge of its business. his reputation and contacts in the industry, and his general business experience. During such time (hereinafter referred to as the "Consultation Period"), Main shall devote approximately half his time to the business and affairs of the Corporation, and shall receive as compensation therefor a salary at the rate which shall be equal to fifty (50?) of the highest annual earnings paid to him during the period in which he served the Corporation in the capacity of President. During the Consultation Period, Main shall be deemed to be an employee of the Corporation and, as such, Main shall participate in the plans and receive the fringe benefits and perquisites referred to in Paragraph 7 above, subject to the provisions of said paragraph. Upon the termination of the consultation period, Main shall be restricted in his activities according to paragraph 12 and paragraph 13. During each year of the non-compete period following the termination of the consultation period, Main shall receive salary payments equal to fifty (50%) percent of the highest annual earnings paid to him during any year of the term or extended term of this Agreement, notwithstanding the salary payment provisions set forth in paragraph 12.

         If the provisions of this paragraph become operable there shall be no obligation on the part of Main to serve or to continue to serve as a member of the Board of Directors of the Corporation.

         11. Main agrees that he will not, without the express prior written consent of the Corporation, whether during the term or any extended term of this Agreement or thereafter, divulge, communicate or utilize for the benefit of any other party or person any marketing research, account information or any other information pertaining to the business or affairs of the Corporation or of any of its clients, customers, consultants or collaborators, except to such extent as may be necessary in the ordinary course of performing his duties as to the Corporation or to comply with legal process. The foregoing notwithstanding, there is nothing in this Agreement which prohibits Main from communicating directly with all Federal and/or State regulatory authorities concerning the activities of the Corporation.

         12. Main agrees not to compete with the Corporation during a two year non-compete period as defined in this paragraph 12 and in paragraph 13. During each year-of the two-year non-compete period, as further detailed below, Main shall receive salary payments at least equal to seventy percent of the highest annual earnings paid to him during any year of the term of this Agreement or any year of any extended term of this agreement. If Main is employed during the two-year non-compete period, by another employer outside of the non-compete area, or by an employer approved by the Corporation within the non-compete area, Main shall receive salary payments from the Corporation equal to one-hundred percent of the highest annual earnings paid to him during the term of this Agreement less any renumeration paid by his new employer. For a period of two
(2) years from the date this Agreement is terminated,(The "Non Compete Period") and subject to the provisions of this agreement which specifically set forth a contrary intent, Main further agrees, in consideration of the compensation to be paid to him hereunder that, during any non compete period he will not compete, directly or indirectly, with the business of the Corporation or of that of its successors or assigns. The phrase "compete, directly or indirectly, with the business of the Corporation or of that of its successors or assigns", as used herein, shall be deemed to include (without thereby limiting the generality of the same) engaging or having any interest, directly or indirectly as an employee, through the rendering of services, or otherwise, either alone or in association with others, in the operation of any financial institution engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution with a branch office in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro and engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution in any City or Town in which Enterprise Bank and Trust Company has a branch.

         13. During the term or any extended term of this Agreement and during the non compete period defined in paragraph 12, Main agrees not to own an interest exceeding one percent (1%), directly or indirectly as an owner, partner through stock ownership, investment of capital, lending of money or property, in any financial institution with a branch office in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro or in any City or Town in which Enterprise Bank and Trust Company has a branch.

         14. The parties hereto agree that the services of Main are of a personal. special, unique and extraordinary nature and cannot be replaced by the Corporation, that the violation by Main of any of his covenants hereunder will cause the Corporation irreparable harm which could not reasonably or adequately be compensated in damages in an action at law, and that the covenants of Main hereunder shall therefore be enforceable both at law and in equity, by injunction and otherwise. The remedies of the Corporation hereunder, and at law and in equity, shall be cumulative and not alternative, and shall not be exhausted by any one or more uses thereof.

         15. Upon the expiration of this agreement or other termination in accordance with the provisions of this Agreement, all obligations of the Corporation to Main hereunder shall forthwith terminate, except for any obligation to pay any sum or sums of money to Main which may have accrued and are due and payable under this contract and except for any obligation to pay any sum or sums of money to Main which may have accrued and are due and payable under any corporate benefit plan or plans but the obligations of Main shall not be so terminated except and unless set forth specifically in this agreement.

         16. Termination for Cause. Main's employment hereunder may be terminated for cause without further liability on the part of the Corporation by written notice to Main setting forth in reasonable detail the nature of such cause. The following shall constitute "cause" for such termination: (I) a willful breach of this contract; or, (ii) dishonesty or fraud committed by Main with respect to the Corporation or any subsidiary or affiliate thereof; or,
(iii) conviction of a felony by Main; or, (iv) an order from a regulatory body directing the corporation to terminate Main for cause. For the purpose of this Section, any action taken by the Corporation shall first require a two-thirds vote of all the members of the Board of Directors. In the event Main shall be terminated for cause-under this paragraph of the agreement, the Corporation shall be relieved of its obligations to make any payments to Main under paragraph 12 of this agreement and Main shall be relieved of any obligations not to compete under said paragraph 12 and paragraph 13.

         17. Any notice hereunder shall be effective when mailed by registered or certified mail, postage and other charges prepaid, in the case of Main, addressed to him at 1 Overlook Drive, Chelmsford, Massachusetts 01824, and in the case of the Corporation, addressed to it c/o Chairman at 222 Merrimack Street, Lowell, Massachusetts 01852 or at such other address as either of the parties shall have last designated by notice given in like manner to the other of them.

         18. No provision of this Agreement shall be modified or amended except by an instrument in writing duly executed by the parties hereto, and no custom, act, payment, favor or indulgence shall grant any additional right to Main or be deemed a waiver by the Corporation of any of Main's obligations hereunder or release Main therefrom or impose any additional obligations upon the

Corporation, nor shall any assent, express or implied, by the Corporation to, waiver by the Corporation of, any breach by Main of any term or provision hereof be deemed to be an assent or waiver by the Corporation to or of any succeeding breach of the same or any other term or provision. Every term and provision of this Agreement shall be deemed to be of the essence hereof and every breach thereof material. This Agreement is personal to and shall not be assignable by Main, but its economic benefits shall inure to the benefit of Main, his respective heirs, successors and legal representatives.

         19. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law; provided, however, that if the provisions of Paragraph 10 shall be held to be unenforceable and if Main shall not voluntarily abide by said provisions in all respects, then this Agreement shall ipso facto terminate.

         20. This agreement shall terminate as of the earlier of:

               a. twenty-four (24) months after notice is given by the corporation to Main that it no longer desires to extend this agreement;

               b.   the death of Main;

               c. the termination of Main by the corporation for cause under paragraph 16 of this agreement;

               d. sixty (60) days after notice is given by Main to the Corporation after the existence of a "Business Combination" under paragraph 9 of this agreement;

               e. sixty (60) days after notice is given by Main to the Corporation in the event of the failure of the Corporation to elect Main as the President of the Corporation under paragraph 10b of this agreement.

     21. This Agreement shall be construed and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts. 22. The phrase Corporation shall include Enterprise Bank and Trust Company and any parent or subsidiary thereof and their successors and assigns. WITNESS the execution hereof as an instrument under seal as of the day and year first above written.

                                            Enterprise Bank and Trust Company


                                            By________________________________

                                            Its________________________________


                                            ----------------------------------
                                            Richard W. Main



                                            ----------------------------------
                                            Philip S. Nyman
                                            Witness to all